Exhibit 10.53
OMNIBUS AMENDMENT TO LOAN DOCUMENTS
This OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into as of November 10, 2008 by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (“Lender”), having an address at 730 Park Avenue, New York, New York 10017 and                                         , a                                          (“Borrower”) having an address at Life Time Fitness, Inc., 2902 Corporate Place, Chanhassen, Minnesota 55317.
RECITALS:
     A. Lender has made and Borrower, together with certain affiliates of Borrower identified in Exhibit A hereto (each an “Other Borrower”, collectively, the “Other Borrowers” and together with the Borrower, the “Borrowers”) have accepted a loan (the “Loan”) in the maximum principal amount of $143,119,000.00.
     B. The aggregate amount of the Loan is evidenced by thirteen (13) separate promissory notes, each executed by the Borrower or an Other Borrower as provided on Exhibit A-1, each dated one of the following dates: (i) June 14, 2001, (ii) October 26, 2001 or (iii) November 27, 2002 (all such promissory notes executed by the Borrowers are referred to herein collectively as the “Note(s)”). The Note(s) evidence(s) a promise to pay the principal balances thereof, with interest thereon to the order of Lender as set forth in the Note(s) and with the balance, if any, of the Debt being due and payable on July 1, 2011 (the “Maturity Date”).
     C. In connection with the Loan, the Borrower and the Other Borrowers executed and delivered various real property encumbrance documents, affecting the real property described in Exhibit C hereto.
     D. The parties have determined it is in their mutual interest to modify certain provisions of the Loan Documents relative to transfers of interest in the Sponsor (as those terms are defined in the Mortgages, which term is defined in the Notes).
     E. Contemporaneously herewith, each of the Other Borrowers is executing an Omnibus Amendment in form substantially identical to this Amendment to effectuate the matters expressed in Recital D with respect to the documents to which each such Other Borrower is a party (such Omnibus Amendments executed by the Other Borrowers are referred to herein as the “Contemporaneous Omnibus Amendments”).
AGREEMENT
     NOW THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows:
1.	Incorporation of Recitals. The foregoing Recitals are true and accurate and are hereby incorporated into this Amendment.

2. Description of the Loan Documents.
a.	The term “Original Loan Documents” means the Notes, together with all other documents executed and delivered by the Borrower, by the Other Borrowers, by LTF TIAA Real Estate Holdings, LLC (“LTF Holdings”), LIFE TIME FITNESS, INC. (“Life Time”), LTF CLUB OPERATIONS COMPANY, INC. (“LTF Club”), LTF REAL ESTATE COMPANY, INC., (“LTF Real Estate”), and FCA REAL ESTATE HOLDINGS, LLC, (“FCA”) to secure or evidence the Loan, as such documents may have been heretofore amended. The Original Loan Documents are identified by name of the entity having executed them on Exhibit B hereto. The Original Loan Documents executed by the Borrower are referred to herein as the “Borrower Original Loan Documents”.

b.	The term “Amended Loan Documents” means all documents listed on Exhibit B hereto as (i) amended hereby, (ii) amended by any Contemporaneous Omnibus Amendment or (iii) amended by any documents executed contemporaneously herewith by LTF Holdings, Life Time, LTF Club, LTF Real Estate, and FCA as any such documents identified in clauses (i) and (ii) may from time to time be amended, modified or restated.
3.	Amendment of Specific Original Loan Documents. The Original Loan Documents are hereby amended as set forth below:
a.	Original Promissory Notes. All references in the Notes executed by the Borrower (the “Borrower Notes”) to the “Mortgage” or to any term defined by the Mortgage shall mean such Mortgage or such terms as amended hereby and as may from time to time be further amended, modified or restated.

b.	Original First Mortgage.
i.	The term “Original First Mortgage” means that document (or those documents) identified on Exhibit B hereto as a “First Mortgage” or a “First Deed of Trust” executed by the Borrower and encumbering the real property legally described in Exhibit C hereto.

ii.	Amendment of Certain Terms.
(1)	The definition of “Note(s)” in the Original First Mortgage shall mean the Borrower Notes, as hereby amended and as may from time to time be amended, modified or restated.

(2)	The definition of “Loan Documents” in the Original First Mortgage is amended to mean and include the Amended Loan Documents.
iii.	Section 12.2(b)(iii)(a) of the Original First Mortgage is hereby deleted and replaced with the following:

“(a) At all times, Bahram Akradi individually retains not less than 1,800,000 shares in Sponsor, which shares must be owned unencumbered not later than November 30, 2008, and the employees of the Sponsor, at any time, other than Bahram Akradi (the “Employee Shareholders”) in the aggregate retain not less than three percent (3.0%) of the shares of Sponsor (the “Required Percentage”), except to the extent that Bahram Akradi and the Employee Shareholders are diluted (but not more than proportionately) as the result of a purchase of new shares in Sponsor by contributors of capital raised in either the public or private markets. Concerning Bahram Akradi’s shares, if at any time during the term of this Mortgage any change in the outstanding shares of capital stock of the Sponsor shall occur by reason of any reclassification, recapitalization, stock split, reverse split, subdivision or combination, exchange or readjustment of shares or similar event, or any stock dividend thereon with a record date during such period, the number of shares Bahram Akradi must hold pursuant to the immediately preceding sentence shall be appropriately adjusted to reflect such change. Concerning the shares of Employee Shareholders at least one third (1/3) of the Required Percentage must be owned, the remainder must be held in the form of options, whether vested or unvested, and at least two thirds (2/3) of the Required Percentage must either be owned or held in the form of vested options.”
iv.	Section 12.2(b)(iv) of the Original First Mortgage is hereby deleted and replaced with the following:
“Transfers of an Investor’s interest in Sponsor to any adult “member of the immediate family” of the Investor or to a trust for the benefit of such Investor or any “member of the immediate family” of the Investor, provided that subsequent to the Transfer, Bahram Akradi (or a trust or trusts for the benefit of Bahram Akradi or any “member of the immediate family” of Bahram Akradi as to which Bahram Akradi retains the sole power to direct such trusts) remains as a shareholder and retains the number of shares required by Section 12.2(b)(iii)(a) above. The phrase “member of the immediate family” means a spouse, a sibling, a lineal ancestor or descendant (including a legally adopted child) and a spouse of any lineal ancestor or descendant.”
v.	Notice. The Borrower’s notice address in Section 17.1 is hereby deleted and replaced with the following:

“If to Borrower:	Life Time Fitness, Inc.
2902 Corporate Place
Chanhassen, MN 55317
Attention: Bahram Akradi
“with a copy to:	Life Time Fitness, Inc.
2902 Corporate Place
Chanhassen, MN 55317
Attention: General Counsel”
c.	Original First Assignment of Leases and Rents.
i.	The term “Original First Assignment” means that document (or those documents) identified on Exhibit B hereto as a “First Assignment of Leases and Rents” executed by the Borrower.

ii.	Amended Mortgage. All references in the Original First Assignment(s) to the “Mortgage” shall mean the Original First Mortgage relating to the real property encumbered by such Original First Assignment, as amended hereby, and as it may from time to time be amended, modified or restated.

iii.	Amended Definitions.
(1)	All terms in the Original First Assignment defined by reference to an Original First Mortgage shall mean such terms as defined in such Original First Mortgage as amended hereby, as it may from time to time be amended, modified or restated.

(2)	The definition of “Notes” in the Original First Assignment shall mean the Borrower Notes, as hereby amended and as may from time to time be amended, modified or restated.
iv.	The term “Assignment” in the Original First Assignment shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.
d.	Original Guaranty.
i.	Original Guaranty. The term “Original Guaranty” means that document identified on Exhibit B as a “Guaranty”, executed by the Borrower.

ii.	All references to “Loan Documents” in the Original Guaranty, whether individually or collectively shall mean such Loan Documents as hereby amended and as may from time to time be amended, modified or restated.

iii.	The term “Guaranty” in the Original Guaranty shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.

iv.	With respect to the Guaranty executed by LTF Minnesota Real Estate Company, LLC (“LTF Minnesota”) the foregoing amendments shall not modify the limitation of liability set forth in the Guaranty executed by LTF Minnesota.
e.	Environmental Indemnity.
i.	Original Indemnity. The term “Original Indemnity” means that document identified on Exhibit B hereto as an “Environmental Indemnity” executed by the Borrower.

ii.	All references to “Loan Documents” in the Original Indemnity, whether individually or collectively shall mean such Loan Documents as hereby amended and as may from time to time be amended, modified or restated.

iii.	The term “Environmental Indemnity” in the Original Indemnity shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.
f.	Original Second Mortgage.
i.	The term “Original Second Mortgage” means that document (or those documents) identified on Exhibit B hereto as “Second Mortgages” or “Second Deeds of Trust” executed by the Borrower and encumbering the real property legally described in Exhibit C hereto.

ii.	Amendment of Certain Terms.
(1)	The definition of “Note(s)” in the Original Second Mortgage shall mean the Borrower Notes, as hereby amended and as may from time to time be amended, modified or restated.

(2)	The definition of “Loan Documents” in the Original Second Mortgage is amended to mean and include the Amended Loan Documents.
iii.	Section 12.2(b)(iii)(a) of the Original Second Mortgage is hereby deleted and replaced with the following:
“(a) At all times, Bahram Akradi individually retains not less than 1,800,000 shares in Sponsor, which shares must be owned unencumbered not later than November 30, 2008, and the employees of the Sponsor, at any time, other than Bahram Akradi (the “Employee Shareholders”) in the aggregate retain not less than three percent (3.0%) of the shares of Sponsor (the “Required Percentage”), except to the extent that Bahram Akradi and the Employee Shareholders are diluted (but not more than proportionately)

as the result of a purchase of new shares in Sponsor by contributors of capital raised in either the public or private markets. Concerning Bahram Akradi’s shares, if at any time during the term of this Mortgage any change in the outstanding shares of capital stock of the Sponsor shall occur by reason of any reclassification, recapitalization, stock split, reverse split, subdivision or combination, exchange or readjustment of shares or similar event, or any stock dividend thereon with a record date during such period, the number of shares Bahram Akradi must hold pursuant to the immediately preceding sentence shall be appropriately adjusted to reflect such change. Concerning the shares of Employee Shareholders at least one third (1/3) of the Required Percentage must be owned, the remainder must be held in the form of options, whether vested or unvested, and at least two thirds (2/3) of the Required Percentage must either be owned or held in the form of vested options.”
iv.	Section 12.2(b)(iv) of the Original Second Mortgage is hereby deleted and replaced with the following:
“Transfers of an Investor’s interest in Sponsor to any adult “member of the immediate family” of the Investor or to a trust for the benefit of such Investor or any “member of the immediate family” of the Investor, provided that subsequent to the Transfer, Bahram Akradi (or a trust or trusts for the benefit of Bahram Akradi or any “member of the immediate family” of Bahram Akradi as to which Bahram Akradi retains the sole power to direct such trusts) remains as a shareholder and retains the number of shares required by Section 12.2(b)(iii)(a) above. The phrase “member of the immediate family” means a spouse, a sibling, a lineal ancestor or descendant (including a legally adopted child) and a spouse of any lineal ancestor or descendant.”
v.	Revised Guaranty. References in the Original Second Mortgage to the “Guaranty” shall mean the Original Guaranty as amended hereby and as it may from time to time be amended, modified or restated. Exhibit G to the Original Second Mortgage is hereby deemed replaced with the Original Guaranty as amended hereby and as it may from time to time be amended, modified or restated.

vi.	The terms “Senior Mortgage” and “Senior Assignment”, as used in the Original Second Mortgage shall mean, respectively, the Original First Mortgage and the Original First Assignment, each as amended hereby and as such documents may from time to time be amended, modified or restated.

vii.	Notice. The Borrower’s notice address in Section 17.1 is hereby deleted and replaced with the following:

“If to Borrower:	Life Time Fitness, Inc.
2902 Corporate Place
Chanhassen, MN 55317
Attention: Bahram Akradi
“with a copy to:	Life Time Fitness, Inc.
2902 Corporate Place
Chanhassen, MN 55317
Attention: General Counsel”
g.	Original Second Assignment of Leases and Rents.
i.	The term “Original Second Assignment” means that document (or those documents) identified on Exhibit B hereto as a “Second Assignment of Leases and Rents” executed by the Borrower.

ii.	Amended Mortgage. All references in the Original Second Assignment(s) to the “Mortgage” shall mean the Original Second Mortgage relating to the real property encumbered by such Original Second Assignment, as amended hereby, and as it may from time to time be amended, modified or restated.

iii.	Amended Definitions.
(1)	All terms in the Original Second Assignment defined by reference to an Original Second Mortgage shall mean such terms as defined in such Original Second Mortgage as amended hereby, as it may from time to time be amended, modified or restated.

(2)	The definition of “Note(s)” in the Original Second Assignment shall mean the Borrower Notes, as hereby amended and or as may from time to time be amended, modified or restated.
iv.	Revised Guaranty. References in the Original Second Assignment to the “Guaranty” shall mean the Original Guaranty as amended hereby and as it may from time to time be amended, modified or restated.

v.	The term “Assignment” in the Original Second Assignment shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.
4.	Limitation of Liability. Except as expressly amended hereby, nothing in this Amendment shall in any manner affect any limitation of liability expressly provided in any of the Original Loan Documents, including, without limitation, in Section 16 of the Notes,

Article XV of the Original First Mortgages and the Original Second Mortgages, the limitations on remedy limits contained in the Original Loan Documents executed by LTF Minnesota Real Estate Company, LLC and the Original Loan Documents executed by LTF USA Real Estate Company, LLC with respect to the property located in the Commonwealth of Virginia or the property located in the State of Ohio.

5.	Reaffirmation. Borrower hereby repeats, reaffirms and remakes all representations, warranties, covenants and agreements contained in the Amended Loan Documents to which it is a party as of the date of this Amendment. Without limiting the foregoing, Borrower confirms that its obligations under each Guaranty and Indemnity to which it is a party are not diminished or mitigated by the execution of this Amendment or any other Contemporaneous Omnibus Amendment.

6.	Representations. Borrower represents and warrants that (i) no default or event of default currently exists under any of the Amended Loan Documents; (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default; (iii) each of the foregoing RECITALS is correct; (iv) there has been no material adverse change in the financial condition of Borrower from that shown in the financial statements most recently furnished to Lender in connection with the loans referred to herein, and (v) as of October 20, 2008, there were 39,712,101 shares of the Sponsor outstanding.

7.	Full Force and Effect. All of the provisions, rights, powers and remedies contained in the Amended Loan Documents shall stand and remain unchanged and in full force and effect. The Borrower has no defense to any of its obligations under the Amended Loan Documents to which it is a party.

8.	References. No reference to this Amendment need be made in any instrument or document at any time referring to any Amended Loan Document, and any reference in any such instrument or document to an Original Loan Document shall be deemed to be a reference to the Amended Loan Documents.

9.	Defined Terms. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings given to them in each of the Original First Mortgages, as amended hereby.

10.	Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York without regard to conflicts of law principles, provided, however, that the foregoing shall not affect the choice of law provision specified in an Amended Loan Document.

11.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

12.	Amendments. No provision of this Amendment may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of Lender shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by Lender to Borrower.

13.	Amendment as Loan Instrument. This Amendment shall be considered a “Loan Document” and shall be construed in conjunction with the other Amended Loan Documents.

14.	Conditions to Effectiveness; Further Assurances.
a.	As consideration for this Amendment, Borrower has furnished and Lender acknowledges the following: (a) payment by Borrower and receipt by Lender of a loan modification fee in an amount agreed upon by Lender and Borrower, (b) the delivery of endorsements to Lender’s policies of title insurance evidencing the recording of this Amendment and evidencing no intervening matters affecting title to the Property, except as Lender shall accept in Lender’s sole and absolute discretion (it being acknowledged that the actual delivery of such endorsement will be after the date of this Amendment, but no later than 30 days from such date), (c) the delivery of evidence of the authority of the Borrower and all Affiliates of Borrower to execute this Amendment and all related documents, satisfactory to Lender in its reasonable discretion, and (d) the payment of all of Lender’s costs and expenses associated with this Amendment, including without limitation, the fees and expenses of Lender’s outside counsel.

b.	Borrower will execute, acknowledge and deliver to Lender, or to any other entity Lender designates, any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect the rights intended to be afforded to Lender under this Amendment and to otherwise carry out the intent or facilitate the performance of the provisions of the this Amendment and the Loan Documents executed by Borrower or any Affiliate of Borrower.

c.	Borrower appoints Lender as Borrower’s attorney-in-fact to perform, at Lender’s election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender’s election and only to the extent Borrower has failed to comply with the terms of this Section.
15.	Release. Borrower represents and warrants that there are no defaults by Borrower or events which, with the passage of time or the giving of notice, would constitute an Event of Default by Borrower, that Borrower has no offsets or defenses against Lender respecting any portion of the Obligations and that Borrower has no claim against Lender of any kind in connection with this Loan. Borrower hereby releases any claim against Lender which Borrower may have as of the date hereof, either known or unknown.
16.	Certification of Compliance. Borrower agrees to certify to Lender in writing that it complies with Section 12.2(b)(iii)(a) and Section 12.2(b)(iv) of the Mortgages, providing any evidence of such compliance reasonably requested by Lender within 10 days after the end of each calendar year and at any other time reasonably requested by Lender.
17.	WAIVERS. BORROWER HEREBY REPEATS, REAFFIRMS AND REMAKES ALL WAIVERS CONTAINED IN THE ORIGINAL LOAN DOCUMENTS AS OF THE DATE OF THIS AMENDMENT, INCLUDING WITHOUT LIMITATION, THE WAIVER OF JURY TRIAL CONTAINED IN THE ORIGINAL LOAN DOCUMENTS.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the date first written above.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:

Name:

Title:

[Insert Proper Signature Block and State Notary]

By:

Name:

Title:

[Insert Proper Signature Block and State Notary]
This Instrument was prepared by,
and after recording this Instrument
should be returned to:
John F. Edelbrock, Esq.
c/o Mayer Brown LLP
71 S. Wacker Drive
Chicago, Illinois 60606

EXHIBIT A
List of Other Borrowers
1.	LTF Michigan Real Estate Company, LLC

2.	LTF Minnesota Real Estate Company, LLC

3.	LTF USA Real Estate Company, LLC

EXHIBIT A-1
Notes Made by Co-Borrowers

		TIAA
		Mortgage	Original Note
Co-Borrower	Property(ies)	Number	Amount	Date of Note
LTF Michigan Real Estate Company, LLC (f/k/a LTF Michigan Real Estate, LLC)	Troy, Michigan	0005004-00	$10,949,541	June 14, 2001

LTF Michigan Real Estate Company, LLC (f/k/a LTF Michigan Real Estate, LLC)	Shelby, Michigan	0005004-01	$10,143,440	June 14, 2001

LTF Michigan Real Estate Company, LLC (f/k/a LTF Michigan Real Estate, LLC)	Novi, Michigan	0005004-02	$9,710,019	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Schaumburg, Illinois	0005005-00	$12,149,062	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Warrenville, Illinois	0005005-01	$13,723,938	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Centerville, Virginia	0005006	$9,344,000	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Indianapolis, Indiana	0005007	$9,049,000	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Algonquin, Illinois	0005005-02	$13,500,000	October 26, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Columbus, Ohio	0005128-00	$5,000,000	October 26, 2001

		TIAA
		Mortgage	Original Note
Co-Borrower	Property(ies)	Number	Amount	Date of Note
LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Burr Ridge, Illinois	0005384-01	$15,000,000	November 27, 2002

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Orland Park, Illinois	0005390-00	$15,000,000	November 27, 2002

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Skokie, Illinois	0005391-00	$15,000,000	November 27, 2002

LTF Minnesota Real Estate Company, LLC (f/k/a LTF Minnesota Real Estate, LLC)	Eagan, Minnesota	0005008	$4,550,000	June 14, 2001

		Total	$143,119,000

EXHIBIT B
Loan Documents

EXHIBIT C
Legal Description of
Real Property Owned by Borrowers